SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K/A

(Amendment No. 1)

_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 3-52472

Date of Report: January 30, 2007

PINGCHUAN PHARMACEUTICAL, INC.

(Exact name of registrant as specified in its charter)

North Carolina	58-2258912
(State of Other Jurisdiction of Incorporation or organization)	(I.R.S.Employer Identification No.)

131 Shizi Street, Nangang District, Harbin Heilongjiang F4, P.R. China	150000
(Address of principal executive offices)	Zip Code

011-86451-8271-3712

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1

This amendment is being filed in order to include Exhibit 10-b and Exhibit 10-c

Item 2.01

Completion of Acquisition of Assets

Item 3.02

Unregistered Sale of Equity Securities

Item 5.01

Changes in Control of Registrant

On January 30, 2007 Pingchuan Pharmaceutical completed the acquisition of Infolink Pacific Limited from its shareholders, Wang Zhigang and You Li.  Infolink Pacific Limited is a British Virgin Islands corporation that is the beneficiary of a trust that owns 60% of the registered capital of Shandong Zhouyuan Seed and Nursery Co., Ltd. (“Zhouyuan”).  Zhouyuan is engaged in the business of developing and distributing agricultural seeds in the People’s Republic of China.

The Share Exchange Agreement pursuant to which the acquisition was made provided that the closing would occur ten days after Pingchuan Pharmaceutical mailed to its shareholders of record an information statement complying with Rule 14f-1 of the Securities and Exchange Commission.  Mr. Wang and Ms. You waived that condition, based on the undertaking by Pingchuan Pharmaceutical that the 14f-1 information statement would be mailed promptly, and that ten days later the Board of Directors will be changed.  At the closing, the following (the “Share Exchange”) occurred:

➢

Mr. Wang and Ms.You transferred to Pingchuan Pharmaceutical all of the capital stock of Infolink Pacific Limited.

➢

Pingchuan Pharmaceutical issued to Mr. Wang and Ms.You 55,000,000 shares of its capital stock.

Principal Shareholders

Simultaneous with the closing of the Share Exchange, Mr. Wang and Ms.You assigned to other residents of China most of the 55,000,000 shares that they received.  The information set forth below reflects the results of that assignment.

Upon completion of the Share Exchange, there were 66,999,401 shares of Pingchuan Pharmaceutical common stock issued and outstanding.  No other equity securities issued by Pingchuan Pharmaceutical are outstanding.  The following table sets forth information known to us with respect to the beneficial ownership of our common stock as of the date of this Report by the following:

•

each shareholder known by us to own beneficially more than 5% of our common stock (on a fully-diluted basis);

•

Wang Zhigang, who will become our Chief Executive Officer when the new Board of Directors is seated

•

each of the individuals who will be members of our directors when the new Board of Directors is seated; and

•

all of the individuals who will be directors and executive officers when the new Board of Directors is seated, calculated as a group.

Except as otherwise indicated, we believe that the beneficial owners of the common stock listed below have sole voting power and investment power with respect to their shares,  subject to community property laws where applicable.  Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission.

                             Amount and Nature

Name and Address

of Beneficial

Percentage

of Beneficial Owner(1)

Ownership(2)

 of Class

Wang Zhigang

  3,050,300

    4.6%

Wang Zhicheng

  128,000

    0.2%

Daoqi Jiang

             0

       --

Chi Ming Chan

 0

       --

Sanncy Zeng

 0

       --

All officers and directors

    (5 persons)

  3,178,300

    4.7%

Hu Zhanwu

  6,092,950

    9.1%

131 Shizi Street, Nangang District

 Harbin Heilongjiang F4

 P.R. China 150000

Fengqin Hu

3,500,000

    5.2%

Yi Xiao

3,500,000

    5.2%

Hanyang Hu

3,420,000

    5.1%

________________________________

(1)    Except as otherwise noted, the address of each shareholder is c/o Shandong Zhouyuan Seed and Nursery Co., Ltd., 238 East Jian Xin Street, Lai Zhou City, Shandong Province, P.R. China.

(2)    Except as otherwise noted, all shares are owned of record and beneficially.

New Management

Ten days after the 14f-1 information statement is mailed to our shareholders, five new directors will join our Board of Directors, and they will elect Wang Zhigang to serve as our Chief Executive Officer and Chief Financial Officer.  At the same time, the current officers and members of the Board of Directors will resign from their positions.  Information about the new members of management follows.

			Director
Name	Age	Position with the Company	Since
Wang Zhigang	44	Chairman, Chief Executive Officer,	2007
		Chief Financial Officer
Wang Zhicheng	40	Director	2007
Daoqi Jiang	64	Director	2007
Chi Ming Chan	45	Director	2007
Sanncy Zhen	37	Director	2007

All directors hold office until the next annual meeting of our shareholders and until their successors have been elected and qualify.  Officers serve at the pleasure of the Board of Directors.

Wang Zhigang.  Mr. Wang founded Zhouyuan in 2001 and has been employed as its Chairman and General Manager since then.  Mr. Wang was awarded a degree in Agriculture by The Shandong Agriculture University in 1997.  In 1992 he was awarded a degree in Vegetable Protection by The Nanjing Agriculture University.

Wang Zhicheng.   Mr. Wang has been employed by Zhouyuan since 2002, initially as Manager and then as General Manager.  In 1986 Mr. Wang was awarded a degree in Civil Engineering by The Shandong Agriculture Project College.

Daoqi Jiang.  Since 1990 Mr. Daoqi has been the Director of the Information Centre of the Legislative Affairs Office of the State Council for the People’s Republic of China.  From 1978 to 1990 Mr. Daoqi was employed as Senior Engineer and Project Director with responsibility for economic forecasting and District programming for the National Development and Reform Commission.  In 1964 Mr. Daoqi was awarded a B.A. in Mathematics by the Anhui Normal University.

Chi Ming Chan.  Since 2003 Mr. Chan has been employed by China World Trade Corporation (OTC Bulletin Board:  CWTD), initially as General Manager and now as Chief Executive Officer.  China World Trade Corporation is engaged in trade agency and investment consulting for Chinese businesses.  From 2000 to 2001 Mr. Chan was employed as Chief Executive Officer of Asia Information Source Holding Company, which provided online business information.  In 1991 Mr. Chan was awarded a Masters Degree in Law by the University of Lancaster.  In 1987 he was awarded a Masters Degree in Physics by the Chinese University of Hong Kong.

Sanncy Zeng.  Since 2004 Ms. Zeng has been employed as Financial Controller by the General Business Network (Guangzhou) Ltd., which markets value-added telecommunications services.  From 2001 to 2004 Ms. Zeng was employed as Financial Controller by Fenet Roystone Software Co., Ltd. which was involved in information technology and software development.  In 1993 Ms. Zeng was awarded a Bachelors Degree in Economics.

 Business of the Acquired Entities

Infolink Pacific Limited

Infolink was organized as a Business Company under the laws of the British Virgin Islands in September 2006.  Its only business has been the acquisition of a beneficial interest in 60% of the equity in Zhouyuan.

The People’s Republic of China does not permit non-residents to own a majority interest in any Chinese company involved in the seed industry.  However, Chinese law does not prevent the assignment of a beneficial interest in a majority position nor the transfer to non-residents of effective control over a Chinese seed company.  For this reason, in October 2006 Li Han Xun and You Li, who are the record shareholders of Zhouyuan, entered into Trust and Indemnity Agreements with Infolink.  The Trust and Indemnity Agreements assign to Infolink all of the benefits of Mr. Li and Ms. You’s ownership of 60% of Zhouyuan.  The Trust and Indemnity Agreements also assign to Infolink effective voting control over Zhouyuan, since Mr. Li and Ms. You agree to vote on shareholder matters as they are directed by Infolink.  The Declaration of Trust signed by each of Mr. Li and Ms. You contains their undertaking to assign the Zhouyuan shares to Infolink at any time upon the request of Infolink.

Shandong Zhouyuan Seed and Nursery Co., Ltd.

Zhouyuan was organized in 2001 under the laws of the People’s Republic of China.  In 2002 it acquired intellectual property and assets from two formerly state-owned entities:   LaiZhou Agriculture Science Research Center and LaiZhou Yongzhou Seed Ltd.  From its beginning, Zhouyuan has worked closely with government agencies, particularly the state Science and Technology Commission, on the development of improved hybrid seed strains.  Zhouyuan now ranks as one of the top three seed producers in the LaiZhou District, which is known as the “Seed Valley of China.”

Production

Zhouyuan currently has approval from several Provincial governments to market a wide variety of seeds.  Its primary product is corn seed, including both corn intended for forage and corn with a high starch content for use in industrial food production.  In addition, Zhouyuan currently markets varieties of wheat seeds and cabbage seeds.

Among Zhouyuan’s most popular products are:

•

Corn - Huiyaun 20.  This summer sowing seed achieved first place among 33 competitors in a productivity test conducted in the Zhong District and second place in a competition held in Anhui Province.

•

Corn – White Prince.  This white corn has a high gluten content that gives it a particularly attractive taste.  Zhouyuan is able to sell these seeds for almost four times the market price of standard corn seeds.

•

Corn – Select Yeden 5.  This corn is valued in difficult climates because it is especially resistant to disease and collapse.

•

Corn – Spring Queen.  In only 65 days (compared to the standard 95 – 115 days) this seed produces a high yield of corn (approx. 24,000 kg. per acre) with a particularly good taste.  Because of these benefits, Zhouyuan prices this seed at nine times the price of conventional corn seeds.

•

Wheat – Zhouyuan 9369.  This is a new variety of high quality wheat.  It is rust resistance, and grows to 75 cm.

  Zhouyuan’s seeds are currently produced for it by three independent seed growers and one municipality consisting of seven towns.  These four sources dedicate 1400 to 1750 acres to growing seeds for Zhouyuan.  Zhouyuan’s business plan contemplates that it will develop its own production capability on 4,250 acres.  Achievement of that goal will require that Pingchuan obtain substantial additional capital for that purpose, either by selling its equity or obtaining debt financing.

Zhouyuan’s proprietary rights to its seeds are protected by patents, specifically six patents on its corn hybrids, one on its wheat hybrid and one on its cabbage hybrid.  Zhouyuan also owns seven registered trademarks.

The Seed Industry

The People’s Republic of China contains less than 7% of the world’s cultivatable land, but 22% of the world’s population.  For this reason, the government of China has placed a special focus on developing the advanced agricultural technology needed to successfully feed its population.  The seed industry has been a prime beneficiary of this focus, receiving grants, tax relief and technological assistance.

Until 2000 China restricted the market of any individual seed company to the district in which it was located.  The Seed Law of the People’s Republic of China, issued in 2000, eliminated that restriction.  Today, therefore, there are approximately 3,700 firms marketing seeds nationwide.  However, because the ability to have a national presence is new, the firms marketing seeds in China tend to be small, and none has significant market power.  The eight largest seed companies are believed to control only about 25% of the national market.

A number of multinational companies have made inroads into the Chinese seed market, among them Monsanto, Pioneer and Sygenta.  To date, however, their influence has been limited by the difficulty of marketing to the highly decentralized agricultural community in China.  In addition, the multinationals primarily offer genetically-engineered seeds, which have not gained widespread acceptance in China.

Marketing

Farming in China remains a highly decentralized industry.  Marketing to farmers is necessarily local, and loyalty is built on personal relationships.  For that reason, Zhouyuan has developed a decentralized distribution network, constituted by county-based sales representatives who report to independent retail companies located in each of the 19 Provinces and Autonomous Regions in which Zhouyuan carries on marketing operations.  Zhouyuan’s internal marketing personnel are responsible for monitoring the performance of the regional sales companies and providing any assistance they require.

Employees

Zhouyuan has 68 employees, all of whom are employed on a full-time basis.  Its employees include 1 research scientist, 13 senior agronomists, 27 agronomists and 18 technicians.

Item 9.01

Financial Statements and Exhibits

Financial Statements

Infolink Pacific Limited

Independent Auditor’s Report……………………………………….

F-1

Balance Sheet as of September 30, 2006………………………………

F-2

Statements of Operations for the Period from September 28, 2006

    (Inception) to September 30, 2006………………………………….

F-3

Statements of Changes in Shareholders’ Equity (Deficit) for the

    Period from September 28, 2006(Inception) to September 30,

    2006…………………………………………………………………

F-4

 Statements of Cash Flows for the Period from September 28, 2006

    (Inception) to September 30, 2006………………………………….

F-5

Notes to Financial Statements………………………………………

 F-6

Shandong Zhouyuan Seed and Nursery Co, Ltd. and Subsidiary

Independent Auditor’s Report…………………………………..…

F-11

Consolidated Balance Sheets as of September 30, 2006 (unaudited)

    and December 31, 2005…………………………………………….

F-12

Consolidated Statements of Operations for the Nine Month Periods

    Ended September 30, 2006 and 2005 (unaudited) and the years

    Ended December 31, 2005 and 2004………………………………..

F-13

Consolidated Statements of Changes in Stockholders’ Equity

    (Deficit) for the Nine Months Ended September 30, 2006

    (unaudited) and the years Ended December 31, 2005 and 2004……

F-14

Consolidated Statements of Cash Flows for the Nine Month Periods

    Ended September 30, 2006 and 2005 (unaudited) and the years

    Ended December 31, 2005 and 2004………………………………..

F-15

Notes to Financial Statements…………………………………………

F-17

Exhibits

10-a

Share Exchange Agreement dated January 18, 2007 among Pingchuan Pharmaceutical, Inc., Wang Zhigang and You Li – filed as an exhibit to the Current Report on Form 8-K filed on January 19, 2007 and incorporated herein by reference.

10-b

Trust and Indemnity Agreement dated October 18, 2006 between Infolink Pacific Limited and Li Han Xun.

10-b

Trust and Indemnity Agreement dated October 18, 2006 between Infolink Pacific Limited and You Li.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINGCHUAN PHARMACEUTICAL, INC.

Dated:  February 5, 2007

By: /s/ Zhang Chunman

      Zhang Chunman, President

See Notes to Financial Statements

See Notes to Financial Statements

See Notes to Financial Statements

See Notes to Financial Statements

SHANDONG ZHOUYUAN SEED AND NURSERY CO., LTD AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS

	September 30,	December 31,
ASSETS	2006	2005
Current Assets:	(unaudited)
Cash and cash equivalents	$36,591	$11,848
Accounts receivable, net (Note 3)	10,090	37,890
Inventory (Note 4)	294,104	325,371
Other receivable	47,138	224,232
Advance to suppliers	98,868	36,078
Total current assets	486,791	635,419

Property, Plant, and Equipment, net (Note 5)	1,777,201	1,816,003

Land use right, net (Note 6)	430,860	429,217
Acquired seed patents, net (Note 7)	669,724	752,749
Receivable from sale of land use right (Note 15)	302,295	296,087
Judgement receivable (Note 14)	29,118	29,118
Total Assets	$3,695,989	$3,958,593
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Bank loans (Note 10)	$1,341,960	$1,314,400
Short-term loans (Note 8)	138,266	145,935
Accounts payable and accrued expenses	416,739	547,343
Pension and employee benefit payable	172,603	144,678
Taxes payable	135,173	137,540
Interest payable	99,969	6,694
Deferred revenue	14,974	7,671
Due to employees (Note 9)	36,486	41,544
Customer security deposit	86,651	-
Total Current Liabilities	2,442,821	2,345,805

Minority interest	14,112	18,213
Stockholders' Equity:
Common stock, $0.1208 par value, 32,752,650 shares authorized;
32,752,650 shares issued and outstanding as of December 31, 2005
and September 30, 2006	3,957,065	3,957,065
Deficit	(2,792,308)	(2,408,333)
Accumulated other comprehensive income	74,299	45,843
Stockholders' Equity	1,239,056	1,594,575
Total Liabilities and Stockholders' Equity	$3,695,989	$3,958,593

The accompanying notes are an integral part of these financial statements.

SHANDONG ZHOUYUAN SEED AND NURSERY CO., LTD AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Nine Months Ended		For the Year Ended
	September 30,		December 31,
	2006	2005	2005	2004
Revenues	(unaudited)
Sale of seeds	$345,237	$441,278	$644,145	$795,569
Total revenue	345,237	441,278	644,145	795,569
Cost of good sold
Cost of seeds sold	290,181	384,769	559,095	645,119
Amortization of seed patents	97,547	94,862	127,191	125,730
Total cost of sales	387,728	479,631	686,286	770,849

Gross Profit	(42,491)	(38,353)	(42,141)	24,720
Operating Expenses
Selling expenses	40,639	69,705	90,891	202,823
Payroll	38,397	43,335	47,463	43,662
Pension and employee benefit	25,930	36,609	54,116	51,384
Depreciation expenses	77,707	46,930	63,150	62,687
Amortization expenses	7,263	7,063	9,470	18,829
Bad debt expenses	-	10,626	10,686	60,231
Travel and entertainment	14,502	6,764	9,502	26,603
Other general and administrative	48,492	30,745	42,654	202,484
Total Operating Expenses	252,930	251,777	327,932	668,703
Income (Loss) from Operation	(295,421)	(290,130)	(370,073)	(643,983)
Other Income (Expenses)
Interest income	5,806	8,215	9,808	32,893
Interest expense	(114,844)	(76,156)	(99,118)	(111,807)
Other income (expenses)	16,059	24,543	25,627	54,167
Total other income (expenses)	(92,979)	(43,398)	(63,683)	(24,747)
(Loss) before Provision
for Income Tax and Minority Interest	(388,400)	(333,528)	(433,756)	(668,730)
Income Tax	-	-	-	-
(Loss) before Minority Interest	(388,400)	(333,528)	(433,756)	(668,730)
Minority Interest	4,425	6,215	6,499	(8)
Net (Loss)	(383,975)	(327,313)	(427,257)	(668,738)
Other Comprehensive Income (Loss)
Effects of Foreign Currency Conversion	28,456	39,716	45,843	-
Comprehensive Income (Loss)	$(355,519)	$(287,597)	$(381,414)	$(668,738)
Basic and Fully Diluted Earnings per Share	$(0.01)	$(0.01)	$(0.01)	$(0.02)
Weighted average shares outstanding	32,752,650	32,752,650	32,752,650	32,752,650

The accompanying notes are an integral part of these financial statements.

SHANDONG ZHOUYUAN SEED AND NURSERY CO., LTD AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY (DEFICIT)

FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004
NINE MONTHS ENDED SEPTEMBER 30, 2006 (UNAUDITED)

				Accumulated
	Common Stock			Other	Total
	$0.1208 par value			Comprehensive	Stockholders'
	Shares	Amount	(Deficit)	Income	Equity (Deficit)

Balances at January 1, 2004	32,752,650	$3,957,065	$(1,312,338)	$-	$2,644,727

Net loss	-	-	(668,738)	-	(668,738)
Balances at December 31, 2004	32,752,650	3,957,065	(1,981,076)	-	1,975,989

Net loss	-	-	(427,257)	-	(427,257)
Other comprehensive income	-	-	-	45,843	45,843
Balances at December 31, 2005	32,752,650	3,957,065	(2,408,333)	45,843	1,594,575

Net loss	-	-	(383,975)	-	(383,975)
Other comprehensive income	-	-	-	28,456	28,456
Balances at September 30, 2006	32,752,650	$3,957,065	$(2,792,308)	$74,299	$1,239,056

The accompanying notes are an integral part of these financial statements.

SHANDONG ZHOUYUAN SEED AND NURSERY CO., LTD AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Nine Months Ended		For the Year Ended
	September 30,		December 31,
	2006	2005	2005	2004
Operating Activities	(unaudited)
Net (loss)	$(383,975)	$(327,313)	$(427,257)	$(668,738)
Adjustments to reconcile net income (loss) to net cash
provided (used) by operating activities:
Minority interest	(4,425)	(6,215)	(6,499)	8
Depreciation	77,707	46,930	63,150	62,687
Amortization	104,810	101,925	136,661	144,559
Changes in operating assets and liabilities:
(Increase)/Decrease in accounts receivable	27,800	132,319	132,859	540,155
(Increase)/Decrease in receivable from sale of land use right	(3,608)	16,704	16,121	(167,669)
(Increase)/Decrease in other receivable	177,094	141,328	140,909	13,937
(Increase)/Decrease in advance to suppliers	(62,790)	(34,869)	(34,991)	(1,087)
(Increase)/Decrease in inventory	31,267	55,041	(6,912)	(84,037)
Increase/(Decrease) in accounts payable and accrued expenses	(130,604)	(104,522)	43,358	(439,894)
Increase/(Decrease) in pension and employee benefit payable	27,925	19,366	20,660	7,969
Increase/(Decrease) in taxes payable	(2,367)	796	7,046	118,383
Increase/(Decrease) in interest payable	93,275	-	6,694	-
Increase/(Decrease) in deferred revenue	7,303	(5,042)	(6,391)	8,785
Increase/(Decrease) in customer security deposit	86,651	-	-	-
Net cash provided (used) by operating activities	46,063	36,448	85,408	(464,942)
Investing Activities
Sales of land use right and properties attached	-	-	-	1,466,150
Purchase of fixed assets	(38,905)	(199,824)	(220,343)	(287,535)
Net cash provided (used) by investing activities	(38,905)	(199,824)	(220,343)	1,178,615
Financing Activities
Bank loans	27,560	29,291	33,743	-
Payback of bank loans	-	-	-	(746,648)
Short-term loan proceeds	-	123,099	80,579	65,356
Payback of short-term loans	(7,670)	-	-	-
Payback of loans from employees	(5,058)	(12,381)	(20,100)	(12,600)
Net cash provided (used) by financing activities	14,832	140,009	94,222	(693,892)

Increase (decrease) in cash	21,990	(23,367)	(40,713)	19,781
Effects of exchange rates on cash	2,753	9,682	11,291	-
Cash at beginning of period	11,848	41,270	41,270	21,489
Cash at end of period	$36,591	$27,585	$11,848	$41,270

The accompanying notes are an integral part of these financial statements.

SHANDONG ZHOUYUAN SEED AND NURSERY CO., LTD AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

Supplemental Disclosures of Cash Flow Information:
Cash paid for:
Interest	$(21,569)	$(76,156)	$(69,462)	$(111,807)
Income taxes	$-	$-	$-	$-

The accompanying notes are an integral part of these financial statements.

SHANDONG ZHOUYUAN SEED AND NURSERY CO., LTD AND SUBSIDIARY
NOTES TO FINANCIAL STATEMENTS (Amounts and Disclosures at and for the Nine Months Ended September 30, 2006 and 2005 are Unaudited)

SHANDONG ZHOUYUAN SEED AND NURSERY CO., LTD AND SUBSIDIARY
NOTES TO FINANCIAL STATEMENTS (Amounts and Disclosures at and for the Nine Months Ended September 30, 2006 and 2005 are Unaudited)

SHANDONG ZHOUYUAN SEED AND NURSERY CO., LTD AND SUBSIDIARY
NOTES TO FINANCIAL STATEMENTS (Amounts and Disclosures at and for the Nine Months Ended September 30, 2006 and 2005 are Unaudited)

SHANDONG ZHOUYUAN SEED AND NURSERY CO., LTD AND SUBSIDIARY
NOTES TO FINANCIAL STATEMENTS (Amounts and Disclosures at and for the Nine Months Ended September 30, 2006 and 2005 are Unaudited)

SHANDONG ZHOUYUAN SEED AND NURSERY CO., LTD AND SUBSIDIARY
NOTES TO FINANCIAL STATEMENTS (Amounts and Disclosures at and for the Nine Months Ended September 30, 2006 and 2005 are Unaudited)

SHANDONG ZHOUYUAN SEED AND NURSERY CO., LTD AND SUBSIDIARY
NOTES TO FINANCIAL STATEMENTS (Amounts and Disclosures at and for the Nine Months Ended September 30, 2006 and 2005 are Unaudited)

SHANDONG ZHOUYUAN SEED AND NURSERY CO., LTD AND SUBSIDIARY
NOTES TO FINANCIAL STATEMENTS (Amounts and Disclosures at and for the Nine Months Ended September 30, 2006 and 2005 are Unaudited)

SHANDONG ZHOUYUAN SEED AND NURSERY CO., LTD AND SUBSIDIARY
NOTES TO FINANCIAL STATEMENTS (Amounts and Disclosures at and for the Nine Months Ended September 30, 2006 and 2005 are Unaudited)

SHANDONG ZHOUYUAN SEED AND NURSERY CO., LTD AND SUBSIDIARY
NOTES TO FINANCIAL STATEMENTS (Amounts and Disclosures at and for the Nine Months Ended September 30, 2006 and 2005 are Unaudited)

SHANDONG ZHOUYUAN SEED AND NURSERY CO., LTD AND SUBSIDIARY
NOTES TO FINANCIAL STATEMENTS (Amounts and Disclosures at and for the Nine Months Ended September 30, 2006 and 2005 are Unaudited)

SHANDONG ZHOUYUAN SEED AND NURSERY CO., LTD AND SUBSIDIARY
NOTES TO FINANCIAL STATEMENTS (Amounts and Disclosures at and for the Nine Months Ended September 30, 2006 and 2005 are Unaudited)

SHANDONG ZHOUYUAN SEED AND NURSERY CO., LTD AND SUBSIDIARY
NOTES TO FINANCIAL STATEMENTS (Amounts and Disclosures at and for the Nine Months Ended September 30, 2006 and 2005 are Unaudited)

SHANDONG ZHOUYUAN SEED AND NURSERY CO., LTD AND SUBSIDIARY
NOTES TO FINANCIAL STATEMENTS (Amounts and Disclosures at and for the Nine Months Ended September 30, 2006 and 2005 are Unaudited)

SHANDONG ZHOUYUAN SEED AND NURSERY CO., LTD AND SUBSIDIARY
NOTES TO FINANCIAL STATEMENTS (Amounts and Disclosures at and for the Nine Months Ended September 30, 2006 and 2005 are Unaudited)

SHANDONG ZHOUYUAN SEED AND NURSERY CO., LTD AND SUBSIDIARY
NOTES TO FINANCIAL STATEMENTS (Amounts and Disclosures at and for the Nine Months Ended September 30, 2006 and 2005 are Unaudited)

SHANDONG ZHOUYUAN SEED AND NURSERY CO., LTD AND SUBSIDIARY
NOTES TO FINANCIAL STATEMENTS (Amounts and Disclosures at and for the Nine Months Ended September 30, 2006 and 2005 are Unaudited)